Restructuring and Asset Impairment Charges	12 Months Ended
Dec. 31, 2024
Restructuring and Asset Impairment Charges
Restructuring and Asset Impairment Charges

13. Restructuring and Asset Impairment Charges

In July 2024, the Company’s Board of Directors approved a streamlined operating plan that included a reduction in the Company’s workforce by 26 employees, or approximately 80% of its headcount.

Employees affected by the reduction in force are entitled to receive severance payments and Company-funded medical insurance for a specific time. During the year ended December 31, 2024, the Company recognized $7.0 million of charges for severance and related benefits.

The following is a summary of the activity for accrued severance costs for the year ended December 31, 2024:

2024
Severance accrual, January 1	$—
Charges	7,026,614
Cash payments	(3,539,356)
Severance accrual, December 31	$3,487,258

The accrued severance liability of $3.5 million is payable within the next twelve months and has been included in accrued expenses on the balance sheet as of December 31, 2024.

The Company also completed an evaluation of the impact of the restructuring on the carrying value of its long-lived assets. Our evaluation determined that indicators of impairment were present within right-of-use assets and property and equipment. Where impairment indicators existed the Company evaluated the identified asset group and separately compared the estimated undiscounted cash flow for each asset group to the net book value of the related long-term asset. The Company calculated the amount of the impairment by developing a fair value estimate of the asset group that was compared to the carrying value.

The Company recorded $0.4 million of impairment charges related to its facility operating lease and accelerated depreciation on property and equipment during the year ended December 31, 2024.